UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         HUGHES ELECTRONICS CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                Delaware                                 52-1106564
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


      2250 E. Imperial Highway
            El Segundo, CA                                 90245
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             upon filing pursuant to General
A.(c), please check the following           Instruction A.(d), please check the
box. [X]                                    following box. [ ]



        Securities Act registration statement file number to which this form relates: 333-105851


        Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                    Name of Each Exchange on Which
          to be so Registered                    Each Class is to be Registered
          -------------------                    ------------------------------

Common Stock, par value $0.01 per share              New York Stock Exchange




        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

           For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Hughes Capital Stock" in the prospectus, dated August 21, 2003, contained in the Registrant's Registration Statement on Form S-4 (File No. 333-105851) filed with the Securities and Exchange Commission. Such information is incorporated by reference herein.

ITEM 2.    EXHIBITS

           None.


























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
                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: December 22, 2003

                                       HUGHES ELECTRONICS CORPORATION


                                       By: /s/ Larry D. Hunter
                                           ------------------------------------
                                           Name: Larry D. Hunter
                                           Title: Senior Vice President and
                                                  General Counsel






















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